UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

Faeth Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39980	83-1863385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Faeth Therapeutics, Inc. 701 Tillery Street #12 #1010 Austin, TX	78702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 200-2982

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	FTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 18, 2026, Faeth Therapeutics, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with TD Securities (USA) LLC (the “Agent”), pursuant to which the Company from time to time may offer and sell shares (the “ATM Shares”) of its common stock, par value $0.0001 per share (“Common Stock”), through or to the Agent (the “ATM Offering”). The ATM Shares will be offered and sold pursuant to a Registration Statement on Form S-3 filed by the Company on June 18, 2026 (the “Registration Statement”) and the prospectus related to the ATM Offering that forms a part of such Registration Statement (the “ATM Prospectus”). Pursuant to the ATM Prospectus, the Company may sell Common Stock having an aggregate offering price of up to $150,000,000.

Subject to the terms and conditions of the Agreement, the Agent will use its commercially reasonable efforts to sell the ATM Shares from time to time, based upon the Company’s instructions. The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission of up to 3.0% of the aggregate gross sales price per share sold under the Agreement.

Sales of the ATM Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. The Company has no obligation to sell any of the ATM Shares and may at any time suspend offers under the Agreement or terminate the Agreement.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the ATM Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01	Other Events

On June 15, 2026, 24,435.594 shares of the Company’s Series B Non-Voting Convertible Preferred Stock automatically converted into an aggregate of 24,435,594 shares of the Company’s Common Stock. As a result, as of June 15, 2026, the Company now has 25,778,754 shares of Common Stock outstanding.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Sales Agreement, dated as of June 18, 2026, by and between the Company and TD Securities (USA) LLC (incorporated by reference to Exhibit 1.2 of the Company’s Registration Statement on Form S-3 filed on June 18, 2026).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sensei Biotherapeutics, Inc.

Date: June 18, 2026	/s/ Christopher W. Gerry
Christopher W. Gerry
General Counsel and Secretary